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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 31, 2001
                                                --------------------------------

                                 TEAMSTAFF, INC.
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               (Exact name of Registrant as specified in charter)


       New Jersey                       0-18492                 22-1899798
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(State or other jurisdic-            (Commission               (IRS Employer
 tion of incorporation)              File Number)            Identification No.)


  300 Atrium Drive, Somerset, N.J.                               08873
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (732) 748-1700
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 5.           OTHER EVENTS

         TeamStaff, Inc. ("Teamstaff or the "Company") announced that it has completed its previously announced transaction with BrightLane.com, Inc. As a result of a reverse subsidiary merger with a subsidiary of TeamStaff, BrightLane is now a wholly-owned subsidiary of TeamStaff. The transaction was effective on Friday, August 31, 2001.

         Other than payments for fractional shares, the shareholders will receive an aggregate of 8,066,613 shares (less fractional shares) of TeamStaff's Common Stock in exchange for their BrightLane Common Stock, Series A Preferred, Series B Preferred and Series C Preferred stock. The exchange ratios and aggregate shares for the classes of BrightLane capital stock are as follows:

Title of BrightLane Capital Stock              Exchange Ratio            Aggregate TeamStaff Shares
---------------------------------              --------------            --------------------------
Common Stock                                   .23                               1,601,731
                                                                           (less fractional shares)

Series A Preferred Stock                       22.774                              874,295

Series B Preferred Stock                       1.941                             3,334,117

Series C Preferred Stock                       4.205                             2,256,488
                                                                                 ---------

         TOTAL                                                                   8,066,631
                                                                           (less fractional shares)

As a result of issuances to the BrightLane shareholders in the transaction, TeamStaff has approximately 16,156,184 shares outstanding.

         TeamStaff's stock transfer agent, Continental Stock Transfer & Trust Company, located in New York, New York, will be serving as exchange agent in coordinating the surrender of BrightLane certificates in exchange for TeamStaff shares. It is expected that Continental Stock Transfer will be forwarding Letters of Transmittal to all BrightLane shareholders during the week ending September 7, 2001.

         In connection with the transaction, persons holding BrightLane options to acquire approximately 2,078,000 BrightLane shares (the equivalent of approximately 481,000 TeamStaff shares ) exercised their options. TeamStaff made recourse loans of approximately $1,025,000 principal amount to the holders of these options to assist them in payment of tax obligations incurred with exercise of the options. The loans are repayable upon the earlier of (i) sale of the TeamStaff shares or (ii) three years.

         First Union Corporation, through an affiliate held all of the BrightLane Series B Preferred

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stock, and therefore will own 3,334,117 shares of TeamStaff's Common Stock
(approximately 20%). In addition, Nationwide Financial Services, Inc. held all of the BrightLane Series C Preferred stock, and therefore will own 2,256,488 shares of TeamStaff's Common Stock (approximately 14%).

         Under the terms governing the transaction, certain option holders were restricted from selling TeamStaff shares acquired from the exercise of their BrightLane options for a period of up to two years. T. Stephen Johnson and his spouse, Mary Johnson, both former directors of BrightLane, were the only option holders who exercised their options and who were subject to these lockup provisions. Due to the recent significant rise in the Company's stock price and the significant increase in the amount of the tax loans to be made to T. Stephen Johnson and Mary Johnson, the Board of Directors of TeamStaff concluded it would be more appropriate to allow Mr. and Mrs. Johnson to sell a portion of their TeamStaff shares to cover their tax liability rather than carry a large loan receivable on the Company's financial statements. The Board therefore agreed to allow the sale of up to 40% of Mr. and Mrs. Johnson's option shares (approximately 56,230 TeamStaff shares).

         As contemplated in the agreements governing the terms of the transaction, and as previously disclosed in the Company's Proxy Statement issued in connection with its Annual Meeting held on August 29, 2001, the Board of Directors of TeamStaff has been reconstituted effective September 4, 2001 as follows:

Name                                    Director Class          Term Expires
----                                    --------------          ------------
Donald MacLeod                             Class 3                  2002
Martin Delaney                             Class 3                  2002

T.  Stephen Johnson                        Class 1                  2003
William Marino                             Class 1                  2003
Susan Wolken                               Class 1                  2003

Karl Dieckmann                             Class 2                  2004
Donald Kappauf                             Class 2                  2004
David Carroll                              Class 2                  2004


Mr. Carroll and Mr. MacLeod serve as nominees of First Union Corporation and Ms. Wolken serves as nominee of Nationwide Financial Services, Inc. Mr. Johnson is the Chairman of the Board and Karl Dieckmann serves as Vice Chairman.

         At closing, BrightLane had available cash of approximately $11,000,000. Effective with the closing, TeamStaff repaid all of its outstanding obligations to its primary lender, FINOVA Capital Corporation, in the amount of $4,499,377. TeamStaff has terminated its lending facilities with FINOVA, and is considering future credit facility relationships. There can be no assurance that it will be successful in obtaining a credit facility upon terms acceptable to it.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) & (b)  Financial Statements and Pro Forma Financial Statements

         The Company intends to file the required Financial statements and Pro Forma Financial information, as required under Item 7 of Form 8-K and Regulation S-X within 60 days of the required Form 8-K filing date.

         (c)      Exhibits.

         Those exhibits listed with an asterisk (*) are incorporated by reference to previously filed reports as indicated. All other Exhibits are filed herewith.

         2.3 Agreement and Plan of Merger by and among TeamStaff, Inc., TeamSub, Inc. and BrightLane.com, Inc., dated as of March 6, 2001, as amended by Amendment No. 1 dated as of March 21, 2001 and Amendment No. 2 dated as of April 6, 2001 (incorporated by reference herein to Appendix A to the Proxy Statement/Prospectus on Registration Statement on Form S-4 Commission File No. 333-61730).

         3.1 Form of Amended Bylaws of TeamStaff, Inc. adopted as of August 29, 2001.

         99.1 The Registrant incorporates by reference herein its Proxy Statement/Prospectus dated as of August 7, 2001 with respect to its Annual Meeting held on August 29, 2001, and the Exhibits and Appendices included therein (as filed with the Commission on August 3, 2001 on Registration Statement on Form S4, Commission File No. 333-61730).

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2001                              TEAMSTAFF,  INC.
                                                      (Registrant)


                                                    By  /s/ Donald W. Kappauf
                                                       -------------------------
                                                       Donald W. Kappauf
                                                       Chief Executive Officer

                                                      TEAMSTAFF,  INC.
                                                      (Registrant)


                                                    By  /s/ Donald T. Kelly
                                                       -------------------------
                                                       Donald T. Kelly
                                                       Chief Financial Officer



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